OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Supplement dated October 11, 2011 to the
Prospectus dated December 28, 2010

This supplement amends the Prospectus of Oppenheimer International Small Company Fund (the "Fund") dated December 28, 2010 and is in addition to any other supplements:

Effective November 1, 2011, the Fund will be open to purchases by new investors.

The Prospectus is revised as follows:

1.	The last line of the section titled “Purchase and Sale of Fund Shares” on page 9 is deleted in its entirety.

2.	The section titled “About Your Account—Limits on New Accounts” on page 19 is deleted in its entirety.

3.	The section titled “What is the Minimum Additional Investment?” on page 19 is replaced with the following:

What is the Minimum Investment. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

•	For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.

•	For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.

•	For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.

•	For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

October 11, 2011                                                                                                                                           PS0815.034